UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Securian Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SECURIAN FUNDS TRUST

SFT IVYSM GROWTH FUND

400 ROBERT STREET NORTH
ST. PAUL, MN 55101

Dear Minnesota Life Insurance Company or Securian Life Insurance Company Variable Contract Owner:

A special meeting (the "Meeting") of the shareholders of SFT IvySM Growth Fund ("Fund"), a series of Securian Funds Trust ("Trust"), will be held virtually via webcast on April 16, 2021, at 10:00 a.m., Central Time. Attached is a proxy statement ("Proxy Statement") that contains an important proposal ("Proposal") affecting the Fund. The Fund serves as an investment option under variable life insurance policies or variable annuity contracts issued by Minnesota Life Insurance Company or Securian Life Insurance Company (collectively, "Variable Products"). The Proposal does not seek to change the benefits or provisions of your Variable Product. As a contract owner with a beneficial interest in the Fund ("Contract Owner") as of February 24, 2021, you are entitled to vote on the Proposal.

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" the Proposal. Detailed information about the Proposal is contained in the enclosed Proxy Statement. Please read the Proxy Statement and consider it carefully before providing your voting instruction. You may exercise your right to provide voting instructions by completing and signing the enclosed voting instruction form. A self-addressed, postage-paid envelope has been enclosed for your convenience. Alternatively, you may vote on-line by visiting the web address listed on the enclosed proxy card(s) and recording your voting instructions via the internet. It is very important that your voting instructions be received no later than 10:00 a.m., Central Time, on April 16, 2021.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Contract Owners, employees, and community, the Meeting will be conducted via webcast. If you were a record holder of Fund shares as of the Record Date, you will be able to attend and participate in the Meeting by registering online at www.meetingcenter.io/238826493 and entering the following password: SFT2021. Even if you plan to attend the Meeting virtually, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. The web address for the Meeting will only be active for the date and time of the Meeting. Whether or not you plan to attend the Meeting via webcast, your vote is needed.

Attendance at the Meeting will be limited to Contract Owners of the Fund as of the close of business on February 24, 2021. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call 1-800-995-3850.

Sincerely,

David Kuplic
President
Securian Funds Trust

SECURIAN FUNDS TRUST

400 ROBERT STREET NORTH
ST. PAUL, MN 55101

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 16, 2021

SFT IVYSM GROWTH FUND

A special meeting of the shareholders of the SFT IvySM Growth Fund (the "Fund") will be held virtually at 10:00 a.m., Central Time, on April 16, 2021, via webcast (the "Meeting"). At the special meeting, shareholders of the Fund will be asked to consider and vote upon the following proposal (the "Proposal"), as well as to transact such other business as may properly come before the Meeting, or any adjournments thereof:

–To change the Fund's classification from "diversified" to "non-diversified."

The Board of Trustees for Securian Funds Trust (the "Board") has approved the Proposal. The Board also unanimously recommends that you vote FOR the Proposal, which you can do by filling out and signing the enclosed proxy card(s) and returning it to us in the enclosed postage-paid envelope so that we know how you would like to vote. Alternatively, you may vote on-line by visiting www.proxy-direct.com and recording your voting instructions via the internet. It is very important that your voting instructions be received no later than 10:00 a.m., Central Time, on April 16, 2021.

The Fund issues and sells shares to certain separate accounts of Minnesota Life Insurance Company, a Minnesota corporation, and separate accounts of Securian Life Insurance Company, an affiliated insurance company (collectively, "Minnesota Life Companies"). The separate accounts hold shares of mutual funds, including the Fund, which serve as a funding vehicle for benefits under variable annuity contracts or variable life insurance policies issued by Minnesota Life Companies (the "Variable Products"). As the owners of the assets held in the separate accounts, Minnesota Life Companies are the sole shareholders of the Fund and are entitled to vote all of the shares of the Fund. However, Minnesota Life Companies will vote outstanding shares of the Fund in accordance with voting instructions given by the owners of the Variable Products. This Notice is being delivered to owners of the Variable Products who have contractual rights with respect to the performance of the Fund on the record date (the "Contract Owners"), so that they may instruct Minnesota Life Companies how to vote the shares of the Fund underlying their contracts.

As a Contract Owner, you are entitled to provide voting instructions at the Meeting and any adjournment(s) or postponement(s) thereof if you indirectly participated in the Fund at the close of business on the record date, which is February 24, 2021.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Contract Owners, employees, and community, the Meeting will be conducted exclusively via webcast. If you were a record holder of Fund shares as of the Record Date, you will be able to attend and participate in the Meeting by registering online at www.meetingcenter.io/238826493 and entering the following password: SFT2021. Even if you plan to attend the Meeting virtually, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. The web address for the Meeting will only be active for the date and time of the Meeting.

By Order of the Board of Trustees

Michael P. Boyle
Secretary

[MAIL DATE], 2021

YOU CAN VOTE QUICKLY AND EASILY.

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

PROXY STATEMENT
OF
SFT IVYSM GROWTH FUND
A SERIES OF SECURIAN FUNDS TRUST
DATED [MAIL DATE]
FOR
THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 16, 2021

This proxy statement ("Proxy Statement") is being furnished to owners of variable annuity contracts or variable life insurance policies who, by virtue of their ownership of the contract and policies, indirectly participate in the Fund (as defined below) (the "Contract Owners") in connection with the solicitation of voting instruction forms by the Board of Trustees (the "Board") of Securian Funds Trust (the "Trust") on behalf of one of its series, the SFT IvySM Growth Fund (the "Fund"), to be voted at the special meeting of shareholders of the Fund on April 16, 2021, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held virtually via webcast at 10:00 a.m., Central Time.

The date of the first mailing of voting instruction forms and this Proxy Statement to Contract Owners will be on or about [MAIL DATE]. Only Contract Owners who indirectly participated in the Fund at the close of business on February 24, 2021 (the "Record Date") are entitled to provide voting instructions.

•  At the special meeting, shareholders of the Fund will be asked to consider and vote upon the following proposal (the "Proposal"), as well as to transact such other business as may properly come before the Meeting, or any adjournments thereof: To change the classification of the Fund from "diversified" to "non-diversified."

The Board has approved, and unanimously recommends that you vote FOR the Proposal.

Virtual Special Meeting of Shareholders

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Contract Owners, employees, and community, the Meeting will be conducted exclusively via webcast. If you were a record holder of Fund shares as of the Record Date, you will be able to attend and participate in the Meeting by registering online at www.meetingcenter.io/238826493 and entering the following password: SFT2021. Even if you plan to attend the Meeting virtually, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. The web address for the meeting will only be active for the date and time of the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). Alternatively, you may vote on-line by visiting the web address listed on the enclosed proxy card(s) and recording your voting instructions via the internet. If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Contract Owners who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending the Meeting virtually and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting virtually and vote or legally appoint another proxy to vote on your behalf.

Other Business

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, voting instruction forms that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the Minnesota Life Companies (as defined below).

General Information

The Fund issues and sell shares to certain separate accounts of Minnesota Life Insurance Company, a Minnesota corporation ("Minnesota Life"), and separate accounts of Securian Life Insurance Company, an affiliated insurance company ("Securian Life" and collectively with Minnesota Life, "Minnesota Life Companies"). Securian Asset Management ("Securian AM" or the "Adviser") acts as the investment adviser to the Fund and the Adviser has retained Ivy Investment Management Company to act as investment sub-adviser to the Fund (the "Sub-Adviser"). Securian Financial Services, Inc. ("Securian") acts as the distributor of the Fund's shares. Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Fund. State Street Bank and Trust Company ("State Street") provides daily accounting and investment administration services to the Fund. The address of each of Securian AM and Minnesota Life is 400 Robert Street North, St. Paul, Minnesota 55101. The address of State Street is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction card(s). Supplementary solicitations may be made by mail or telephone by representatives of Securian AM or Computershare. The cost of this solicitation, including the cost of preparing, printing and mailing the Proxy Statement, and tabulating voting instructions will be paid by the Fund.

Please be sure to read the entire Proxy Statement before providing your voting instructions. This Proxy Statement and voting instruction forms were first mailed to Contract Owners on or about [MAIL DATE].

PROPOSAL

TO CHANGE THE CLASSIFICATION OF THE FUND
FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"

Introduction

The Investment Company Act of 1940, as amended (the "1940 Act"), requires every mutual fund to state, as a fundamental policy, whether it is a "diversified" fund or "non-diversified" fund, as defined in the 1940 Act. The 1940 Act also requires that any change in a fund's classification from diversified to non-diversified first be approved by the fund's shareholders.

The 1940 Act limits the amount that a diversified fund may invest in any single issuer. Under the 1940 Act, a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund's total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund's holdings. In contrast, a non-diversified fund is not required to meet the standard of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Proposal

The Fund currently is classified as a diversified fund. Shareholders are being asked to approve changing the Fund's classification from diversified to non-diversified, as defined in the 1940 Act. The Adviser believes changing the Fund's classification to non-diversified will benefit the Fund by giving the Sub-Adviser the ability to invest a greater percentage of Fund assets in fewer issuers or any one issuer. The change would enable the Adviser and Sub-Adviser to focus the Fund's investments on those securities that they believe are the most promising. Because the Adviser and Sub-Adviser would be able to invest larger percentages of the Fund's assets in the securities of a single issuer, they would be able to take more meaningful positions in securities that are its top investment choices. In addition, the Adviser believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.

However, investing a larger percentage of the Fund's assets in any one issuer could increase the Fund's risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had diversified its investments. The portfolio managers would use this increased investment flexibility to invest more assets of the Fund in the securities of a single issuer only if and when they believe that doing so justifies the risks involved.

The Adviser does not expect the proposed change in the Fund's classification at this time to materially affect the manner in which it or the Sub-Adviser conduct the Fund's investment program, as reflected in the Trust's current prospectus and statement of additional information. Other than the change in the Fund's classification from diversified to non-diversified, the Adviser and the Board do not propose or anticipate any material change in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require Board consideration and disclosure in the Fund's prospectus or statement of additional information, as appropriate.

In addition, the Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended ("Revenue Code"). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund's fiscal year, so the Fund may have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the Adviser has no current intention of having the Fund invest in the securities of any single issuer beyond the Revenue Code limits. Like the 1940 Act limits, the Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of the Fund approve the Proposal, the change in the Fund's classification from diversified to non-diversified will become effective when the Fund's registration statement is revised or supplemented to reflect the change. If shareholders of the Fund do not approve the Proposal, that Fund will continue to operate as a "diversified" fund.

Required Vote

Approval of the Proposal will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of a fund present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of a fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

INFORMATION ABOUT THE MEETING

Record Date and Outstanding Shares

Only shareholders of record of the Fund at the close of business on February 24, 2021 are entitled to vote at the Meeting and any postponement or adjournment thereof. On that date, the Fund had [XXXX] shares outstanding and entitled to vote.

Fund Shares Owned by Minnesota Life Companies

On the Record Date, Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098, owned [XXX]% of the outstanding voting shares of the Fund and Securian Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098, owned [XXX]% of the outstanding voting shares of the Fund.

Security Ownership of certain Beneficial Owners and Management

The officers and trustees of the Trust cannot directly own shares of the Fund, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of the Fund.

Voting Rights

Shareholders of the Fund are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares. Due to the pass-through voting structure of variable annuity contracts and variable life insurance policies, the Minnesota Life Companies will vote shares in the separate account(s). However, they are required by law to request voting instructions from Contract Owners and must vote shares in the separate account(s) as instructed by the Contract Owner(s), including shares for which no instructions have been received, in proportion to the voting instructions received.

Contract Owners may revoke their instructions at any time up until voting results are announced at the Meeting. Contract Owners who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending the Meeting via webcast and voting at the Meeting. If you return an executed voting instruction card without instructions, your shares will be voted "for" each proposal.

Quorum

In order for the Meeting to go forward for the Fund, there must be a quorum. This means that at least a majority of the Fund's shares issued and outstanding must be represented at the Meeting. Because Minnesota Life Companies own all of the shares of the Fund through their separate accounts, their presence at the Meeting in person or by proxy will meet the quorum requirement.

Adjournments

If a quorum is not present at the Meeting, those represented in person or by proxy shall adjourn to such day as they shall, by majority vote, agree upon without further notice other than an announcement at the Meeting at which such adjournment is taken. If sufficient votes to approve a proposal are not obtained for the Fund, the Minnesota Life Companies may propose one or more adjournments of the Meeting (with respect to the Fund) to permit additional solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares represented in person or by proxy at the Meeting (or any adjournment of the Meeting). The Minnesota Life Companies will vote upon such adjournment in their discretion after consideration of the best interests of all shareholders.

Shareholder Proposals

The Fund does not hold annual or other regular meetings of shareholders. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Fund cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Solicitation of Voting Instructions

Voting instructions are solicited primarily by mail. Minnesota Life has retained Computershare and Toppan Merrill Corporation ("Toppan Merrill") as proxy solicitor (the "Solicitor") and print vendor, respectively.

Computershare will provide voting instruction solicitation services in connection with the Meeting at an estimated cost of $[43,000]. Toppan Merrill will provide printing services in support of the solicitation of voting instructions at an estimated cost of $[5,500]. In addition, the Fund may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of this solicitation, including the cost of preparing, printing and mailing the Proxy Statement, and tabulating voting instructions will be paid by the Fund.

As the Meeting date approaches, Contract Owners of the Fund may receive a call from a representative of the Solicitor if the Fund has not yet received their voting instruction. Authorization to permit the Solicitor to execute voting instructions may be obtained by telephonic instructions from Contract Owners. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the Contract Owner casting the vote is accurately determined and that the voting instructions of the Contract Owner are accurately determined. In all cases where a telephonic voting instruction is solicited, the Solicitor's representative is required to ask the Contract Owner for the Contract Owner's full name, address, title (if the person giving the voting instruction is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the Contract Owner has received this Proxy Statement in the mail. If the Contract Owner solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor representative has the responsibility to explain the process, read the proposal listed on the voting instruction card, and ask for the Contract Owner's instructions on the proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the Contract Owner's instructions on the card. Within 72 hours, the Solicitor will send the Contract Owner a letter or email to confirm the Contract Owner's vote and ask the Contract Owner to call the Solicitor immediately if the Contract Owner's instructions are not correctly reflected in the confirmation.

Shareholder Reports

The Fund's Annual Report for the most recently completed fiscal year has been previously provided to Contract Owners. This Proxy Statement should be read in conjunction with the Annual Report. A copy of the Annual Report may be obtained, without charge, by telephone from Minnesota Life and Securian Life at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at SecurianFunds.com/prospectus.

(PAGE INTENTIONALLY LEFT BLANK)

F95659 03-2021

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope.

VIRTUAL MEETING

at the following Website

www.meetingcenter.io/238826493

on April 16 at 10:00 a.m. Central Time

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card

The Password for this meeting is

SFT2021

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SFT IVYSM GROWTH FUND a series of SECURIAN FUNDS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2021

Minnesota Life Insurance Company (“Minnesota Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, indirectly participate in the fund named above (the “Fund”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s special meeting of shareholders to be held virtually at the following Website: www.meetingcenter.io/238826493 on April 16, 2021, at 10:00 a.m. Central Time, (the “Special Meeting”), and any adjournment thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is SFT2021.

Please check in the appropriate box on the reverse side of this card, date this form, and sign it exactly as your name appears on this card. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated [DATE PROXY IS MAILED]. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com

MLI_31970_020921_VI

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

Please detach at perforation before mailing.

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF MINNESOTA LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

1.	To approve a change to the classification of the fund from "diversified" to "non-diversified."	FOR	AGAINST	ABSTAIN
		☐	☐	☐

As to any other matter, Minnesota Life shall vote in accordance with its discretion.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MLI 31970	xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope.

VIRTUAL MEETING

at the following Website

www.meetingcenter.io/238826493

on April 16 at 10:00 a.m. Central Time

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card

The Password for this meeting is

SFT2021

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SFT IVYSM GROWTH FUND a series of SECURIAN FUNDS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2021

Securian Life Insurance Company (“Securian Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Securian Life who, by virtue of such policies and contracts, indirectly participate in the fund named above (the “Fund”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s special meeting of shareholders to be held virtually at the following Website: www.meetingcenter.io/238826493 on April 16, 2021, at 10:00 a.m. Central Time, (the ‘Special Meeting”), and any adjournment thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card The Password for this meeting is SFT2021.

Please check in the appropriate box on the reverse side of this card, date this form, and sign it exactly as your name appears on this card. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated [DATE PROXY IS MAILED]. As legal owner of the shares, Securian Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS SECURIAN LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com

SLI_31970_020921_VI

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

Please detach at perforation before mailing.

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF SECURIAN LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

1.	To approve a change to the classification of the fund from "diversified" to "non-diversified."	FOR	AGAINST	ABSTAIN
		☐	☐	☐

As to any other matter, Securian Life shall vote in accordance with its discretion.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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